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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 13, 2002




                            BJ's Wholesale Club, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                     001-13143                 04-3360747
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)            Identification No.)



One Mercer Road, Natick, Massachusetts                               01760
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:  (508) 651-7400




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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.    Description
         -----------    -----------

         99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

         99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.  Regulation FD Disclosure.

         On August 13, 2002, the Principal Executive Officer and Principal Financial Officer of BJ's Wholesale Club, Inc. (the "Company") each delivered a "Statement Under Oath Regarding Facts and Circumstances Relating to Exchange Act Filings" to the Securities and Exchange Commission ("SEC") as required by Order No. 4-460 issued by the SEC on June 27, 2002. Each of the statements was in the form prescribed by the SEC without modification or qualification. Copies of these statements are filed as Exhibits to this Current Report on Form 8-K.




                                      -2-

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 13, 2002              BJ's WHOLESALE CLUB, INC.


                                    By:  /s/ John J. Nugent
                                         --------------------------------------
                                         John J. Nugent
                                         President and Chief Executive Officer
                                         (Principal Executive Officer)






                                      -3-


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings